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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 6, 2003



                         HARVEST NATURAL RESOURCES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10762                  77-0196707
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                      15835 Park Ten Place Drive, Suite 115
                              Houston, Texas 77084
          (Address, including zip code, of principal executive offices)


                                 (281) 579-6700
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 6, 2003, Harvest Natural Resources, Inc., a Delaware corporation, issued a press release announcing third quarter and nine-months net income and earnings per diluted share for the period ending September 30, 2003. A copy of the press release has been furnished with this Form 8-K as
Exhibit 99.1.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARVEST NATURAL RESOURCES, INC.


                                         By: /s/ Kerry R. Brittain
                                             -----------------------------------
                                             Kerry R. Brittain
                                             Vice President, General Counsel and
Date: November 6, 2003                       Corporate Secretary



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                                INDEX TO EXHIBITS
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 Item
Number   Exhibit
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
99.1     Press Release dated November 6, 2003, announcing third quarter results.

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